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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                            ----------------------

              Date of report (Date of earliest event reported):

                                  JULY 10, 2001


                           GOLF TRUST OF AMERICA, INC.
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            (Exact name of registrant as specified in its charter)


        Maryland                 000-22091               33-0724736
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     (State or Other            (Commission           (I.R.S. Employer
      Jurisdiction              File Number)        Identification Number)
    of Incorporation)


                 14 North Adger's Wharf, Charleston, SC 29401
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             (Address of principal executive offices) (Zip Code)


                                 (843) 723-4653
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             (Registrant's telephone number, including area code)


                                 not applicable
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        (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

       On July 10, 2001, we issued a press release announcing that due to continuing discussions with the lenders to our operating partnership, the preliminary injunction hearing set for July 10, 2001 in the North Carolina Business Court has been rescheduled for July 26, 2001. A copy of our July 10, 2001 press release is being filed herewith as Exhibit 99.1.

      On July 25, 2001, we issued a press release announcing that our operating partnership entered into an amended and restated Credit Agreement with its lenders. Concurrently with the closing of the new Credit Agreement, the parties stipulated to the dismissal of the litigation commenced by the lenders against us and certain of our subsidiaries on May 22, 2001. The new Credit Agreement consolidates the existing two senior credit facilities into a single, secured term loan facility in the amount of $151 million that matures on June 30, 2002. Our operating partnership is required to make quarterly amortization payments of $10 million and to use the net proceeds from the sale of its golf courses to pay-down the facility. We and each of our material subsidiaries are guarantors under the new Credit Agreement. A copy of our July 25, 2001 press release is being filed herewith as Exhibit
99.2. A copy of the Second Amended and Restated Credit Agreement is being filed herewith as Exhibit 10.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  EXHIBITS

            The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.



EXHIBIT NO.    DESCRIPTION
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
10.1           Second Amended and Restated Credit Agreement, dated as of July
               25, 2001, by and among Golf Trust of America, L.P., as
               Borrower, Golf Trust of America, Inc., GTA GP, Inc., GTA LP,
               Inc., Sandpiper-Golf Trust, LLC, GTA Tierra Del Sol, LLC, and
               GTA  Osage, LLC, as Guarantors, the Lenders referred to
               therein, and Bank of America, N.A., as Administrative Agent,
               First Union National Bank, as Syndication Agent, and Fleet
               National Bank, as Documentation Agent.

99.1 Press Release issued by our company on July 10, 2001 announcing rescheduled hearing date.

99.2 Press Release issued by our company on July 25, 2001 announcing new credit facility agreement


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GOLF TRUST OF AMERICA, INC.
                                       (Registrant)


Date: July 30, 2001           By:    /s/ W. BRADLEY BLAIR, II
                                  --------------------------------
                                    W. Bradley Blair, II
                                    President and Chief Executive Officer


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                                  EXHIBIT INDEX

            Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.


EXHIBIT NO.    DESCRIPTION
-----------    ----------------------------------------------------------------

10.1           Second Amended and Restated Credit Agreement, dated as of July
               25, 2001, by and among Golf Trust of America,  L.P., as
               Borrower, Golf Trust of America, Inc., GTA GP, Inc., GTA LP,
               Inc., Sandpiper-Golf Trust, LLC, GTA Tierra Del Sol, LLC, and
               GTA Osage, LLC, as Guarantors, the Lenders referred to therein, and Bank of America, N.A., as Administrative Agent,
               First Union National Bank, as Syndication Agent, and Fleet
               National Bank, as Documentation Agent.

99.1 Press Release issued by our company on July 10, 2001 announcing rescheduled hearing date.

99.2 Press release issued by our company on July 25, 2001 announcing new credit facility agreement.


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